Third Quarter Report to Stockholders September 30, 2008

MANAGED DISTRIBUTION POLICY

     The Blue Chip Value Fund, Inc. (the “Fund”) has a Managed Distribution Policy. This policy is to make quarterly distributions of at least 2.5% of the Fund’s net asset value (“NAV”) to stockholders. This is the quarterly payment that Fund investors elect to receive in cash or reinvest in additional shares through the Fund’s Dividend Reinvestment Plan. The Board of Directors believes this policy creates a predictable level of quarterly cash flow to Fund shareholders.

     The table on the next page sets forth the estimated amounts of the most recent quarterly distribution and the cumulative distributions paid during this fiscal year to date from the following sources: net investment income; net realized short term capital gains; net realized long term capital gain; and return of capital.

     You should not necessarily draw any conclusions about the Fund’s investment performance from the amount of the distributions, as summarized in the table on the next page, or from the terms of the Fund’s Managed Distribution Policy.

     The Fund estimates that it has distributed more than its income and capital gains; therefore, a portion of the distributions, as summarized in the table on the next page, may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” It is important to note that the Fund’s investment adviser, Denver Investment Advisors LLC, seeks to minimize the amount of net realized capital gains, if consistent with the Fund’s investment objective, to reduce the amount of income taxes incurred by our stockholders. This strategy can lead to greater levels of return of capital being paid out under the Managed Distribution Policy.

     The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

     The Fund’s Managed Distribution Policy may be changed or terminated at the discretion of the Fund’s Board of Directors without prior notice to stockholders. If, for example, the Fund’s total distributions for the year result in taxable return of capital, the Fund’s Board of Directors would consider that factor, among others, in determining whether to retain, alter or eliminate the Managed Distribution Policy. It is possible, that the Fund’s market price may decrease if the Managed Distribution Policy is terminated. At this time, the Board has no intention of making any changes or terminating the Managed Distribution Policy.

ESTIMATED SOURCES OF DISTRIBUTIONS
				% Breakdown
				of the Total
		% Breakdown	Total Cumulative	Cumulative
		of the	Distributions	Distributions
	Current	Current	for the Fiscal	for the Fiscal
	Distribution ($)	Distribution	Year to Date ($)	Year to Date
Net Investment Income	$0.0018	1.80%	$0.0087	2.49%
Net Realized Short Term Capital Gains	$0.0000	0.00%	$0.0000	0.00%
Net Realized Long Term Capital Gains	$0.0000	0.00%	$0.0000	0.00%
Return of Capital	$0.0982	98.20%	$0.3413	97.51%
Total (per common share)	$0.10	100%	$0.35	100%

Average annual total return (in relation to NAV) for the 5 years
ending September 30, 2008				5.20%
Annualized current distribution rate expressed as a percentage
of NAV as of September 30, 2008				9.69%
Cumulative total return (in relation to NAV) for the fiscal year
through September 30, 2008				(18.47%)
Cumulative fiscal year distributions as a percentage
of NAV as of September 30, 2008				8.47%

1-800-624-4190 • www.blu.com	1

Send Us Your E-mail Address

     If you would like to receive monthly portfolio composition and characteristic updates, press releases and financial reports electronically as soon as they are available, please send an e-mail to blu@denveria.com and include your name and e-mail address. You will still receive paper copies of any required communications and reports in the mail. This service is completely voluntary and you can cancel at any time by contacting us via e-mail at blu@denveria.com or toll-free at 1-800-624-4190.

2	Third Quarter Report September 30, 2008

TABLE OF CONTENTS

Inside Front Cover
Investment Adviser’s Commentary	4
Sector Diversification Chart	6
Average Annual Total Returns	6
Change in Investment of $10,000	7
Performance History	8
Sources of Distribution	9
Dividend Reinvestment and Cash Purchase Plan	10
Other Important Information	11
Statement of Investments	12
Country Breakdown	15
Statement of Assets and Liabilities	16
Statement of Operations	17
Statements of Changes in Net Assets	18
Statement of Cash Flows	19
Financial Highlights	20
Notes to Financial Statements	22

     The Investment Adviser’s Commentary included in this report contains certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

1-800-624-4190 • www.blu.com	3

INVESTMENT ADVISER’S COMMENTARY

Dear Fellow Stockholders:	November 11, 2008

     The stock market’s decline in value year-to-date is one of the worst declines in history. Only the decline in 1931 was materially worse than this year. We, as fellow stockholders and the investment adviser of the Fund, understand and feel the financial pain associated with the decline in our portfolio and the price of Blue Chip Value Fund’s common stock because of this bear market. During the third quarter there were few places to avoid negative returns as evidenced by the –8.4% return of large-cap stocks in the Fund’s benchmark index, the S&P 500 Index and the –9.3% return of the Fund’s peer group, the Lipper Large Core Index. Regretfully, our return of –11.7% underperformed both indexes during the quarter. The year-to-date net asset value of our portfolio at the end of October is down 35%, slightly underperforming the S&P 500 index’s decline of 33%. The Fund’s discount to net asset value has widened during the year because the market price has declined more than its net asset value.

     Let me give you an overview of our strategy. We plan to stay fully invested. We expect the stock market to do better over the next several quarters. The stock market is a leading indicator and we believe its decline has discounted the current financial crises and the current state of the economy.

     We will continue to have a well diversified portfolio of companies with strong free cash flow that, in our opinion, are selling at reasonable valuations and, in many cases, pay meaningful dividends. Examples of these types of companies in our current portfolio are Disney, Nike, Campbell Soup, and IBM.

     Two of our larger holdings, Altera Corporation (programmable semiconductors) and IBM (diversified technology and services) were essentially flat during the quarter. We believe that Altera and IBM are examples of high-quality companies with strong balance sheets and business prospects that should lead to increased free-cash flow. It seems to us that expectations and valuations in the technology sector are meaningfully below what will be realized over time. For the sector, technology stocks in the S&P 500 were down 11% while Fund holdings were down 4%.

     During the third quarter we added Best Buy Company, Inc., Dell, Inc., International Paper Company and Symantec Corporation to the portfolio. Many of us have shopped at Best Buy as it is the largest consumer electronics retail chain in the country. It is benefiting from the problems of its largest competitor, Circuit City. Dell, one of the world’s largest computer manufacturers, has been undergoing a turnaround program for several years that we believe, is taking hold. International Paper is one of the world’s largest paper manufacturers and, it seems to us, there is a good opportunity for pricing improvement due to less competition in this industry. Symantec sells approximately six billion dollars worth of security and maintenance software a year. It generates substantial amounts of cash and we believe, should be able to modestly take market share.

4	Third Quarter Report September 30, 2008

     During the quarter we sold American International Group, Morgan Stanley, Parker Hannifin, Teva Pharmaceuticals and Wachovia. Fortunately, we sold AIG early in the quarter before its sharp decline. We were less fortunate with Wachovia because we underestimated the number of depositors who would withdraw their money from this bank. However, this led us to sell our holding of Morgan Stanley in a more timely manner. In the case of Parker Hannifin we forecasted a slowing of their business which we thought could impact the price of the stock. Lastly, our sale of Teva was to lower our healthcare exposure.

     Some of the sectors we are currently overweight in are technology, consumer cyclical and basic materials. We are underweight in financial (interest rate sensitive), medical/healthcare, consumer staples and communication stocks among others. Business appears to be good for many technology and basic materials companies because they are improving productivity. Our research shows that consumer cyclical stocks tend to perform well coming out of a bear market. We believe financial companies are still struggling and will for some time. Although healthcare, consumer staples and telecommunication stocks have performed well, we believe there are better values elsewhere.

     Bear markets are always unpleasant and this is certainly the case at the moment. It wasn’t too long ago that we experienced the bear market of 2000-2002. Cisco, one of our current holdings, sold for $10 a share at the bottom of that bear market. Although its price later rose to the mid thirties, today it is selling at approximately $17. Cisco’s price fluctuation shows that even a company with a strong balance sheet and a great business is subject to the pressures of bear markets. We believe our portfolio holds many companies with strong businesses that should benefit when the market recovers.

     We thank you, our fellow stockholders, for your confidence and patience in this difficult investing environment.

Todger Anderson, CFA
President, Blue Chip Value Fund, Inc.
Chairman, Denver Investment Advisors LLC

1-800-624-4190 • www.blu.com	5

Sector Diversification in Comparison to S&P 500 as of September 30, 2008*
	Fund	S&P 500
Basic Materials	3.1%	2.9%
Capital Goods	6.1%	8.3%
Commercial Services	6.0%	2.0%
Communications	8.7%	7.1%
Consumer Cyclical	13.5%	11.5%
Consumer Staples	9.1%	11.7%
Energy	12.3%	12.7%
Interest Rate Sensitive	11.7%	12.8%
Medical/Healthcare	10.7%	12.4%
REITs	0.0%	1.3%
Technology	13.2%	11.3%
Transportation	3.2%	2.3%
Utilities	2.2%	3.7%
Short-Term Investments	0.2%	0.0%
*Sector diversification percentages are based on the Fund’s total investments at market value. Sector diversification is subject to change and may not be representative of future investments.

Average Annual Total Returns as of September 30, 2008
Return	3 Mos.	Year-To Date	1-Year	3-Year	5-Year	10-Year
Blue Chip Value Fund – NAV	(11.69%)	(18.47%)	(22.66%)	(0.30%)	5.20%	3.66%
Blue Chip Value Fund –
Market Price	(21.62%)	(29.86%)	(36.49%)	(11.02%)	(0.54%)	1.83%
S&P 500 Index	(8.37%)	(19.29%)	(21.98%)	0.22%	5.17%	3.06%
Past performance is no guarantee of future results. Share prices will fluctuate, so that a share may be worth more or less than its original cost when sold. Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Rights offerings, if any, are assumed for purposes of this calculation to be fully subscribed under the terms of the rights offering. Please note that the Fund’s total return shown above does not reflect the deduction of taxes that a stockholder would pay on Fund distributions or the cost of sale of Fund shares. Current performance may be higher or lower than the total return shown above. Please visit our website at www.blu.com to obtain the most recent month end returns. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on the net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

6	Third Quarter Report September 30, 2008

Please Note: Performance calculations are as of the end of December each year and the current period end. Past performance is not indicative of future results. This chart assumes an investment of $10,000 on 1/1/98. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

S&P 500 Index is a broad-based measurement of changes in stock market conditions based on the average performance of 500 widely held common stocks. It is an unmanaged index.

Please see Average Annual Total Return information on page 6.

1-800-624-4190 • www.blu.com	7

Please Note: line graph points are as of the end of each calendar quarter.

Past performance is no guarantee of future results. Share prices will fluctuate, so that a share may be worth more or less than its original cost when sold.

1 Reflects the actual market price of one share as it has traded on the NYSE.

2 Reflects the actual NAV of one share.

3 The graph above includes the distribution totals since January 1, 1998, which equals $8.05 per share. For the nine months ended September 30, 2008 two distributions have been paid. The NAV per share is reduced by the amount of the distribution on the ex-dividend date. The sources of these distributions are depicted in the chart on the next page.

8	Third Quarter Report September 30, 2008

HISTORICAL SOURCES OF DISTRIBUTIONS
	Net				Total
	Investment	Capital	Return of		Amount of
Year	Income	Gains	Capital	Undesignated*	Distribution
1998	$0.0541	$1.0759	$0.0000		$1.13
1999	$0.0335	$1.6465	$0.0000		$1.68
2000	$0.0530	$0.8370	$0.0000		$0.89
2001	$0.0412	$0.3625	$0.3363		$0.74
2002	$0.0351	$0.0000	$0.5249		$0.56
2003	$0.0136	$0.0000	$0.4964		$0.51
2004	$0.0283	$0.5317	$0.0000		$0.56
2005	$0.0150	$0.1128	$0.4422		$0.57
2006	$0.0182	$0.1260	$0.4358		$0.58
2007	$0.0146	$0.2118	$0.2136	$0.1400*	$0.58
Year-To-Date 2008
(estimated)	$0.0068	$0.0000	$0.2432		$0.25
Totals	$0.3134	$4.9042	$2.6924	$0.1400*	$8.05
% of Total
Distribution	3.89%	60.92%	33.45%	1.74%	100%

*Pursuant to Section 852 of the Internal Revenue Code, the taxability of this distribution will be reported in 2008.

1-800-624-4190 • www.blu.com	9

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     The Blue Chip Value Fund Inc.’s (the “Fund”) Dividend Reinvestment and Cash Purchase Plan (the “Plan”) offers stockholders the opportunity to reinvest the Fund’s dividends and distributions in additional shares of the Fund. A stockholder may also make additional cash investments under the Plan.

     Participating stockholders will receive additional shares issued at a price equal to the net asset value per share as of the close of the New York Stock Exchange on the record date (“Net Asset Value”), unless at such time the Net Asset Value is higher than the market price of the Fund’s common stock plus brokerage commission. In this case the Fund, through BNY Mellon Shareowner Services, (the “Plan Administrator”) will attempt, generally over the next 10 business days (the “Trading Period”), to acquire shares of the Fund’s common stock in the open market at a price plus brokerage commission which is less than the Net Asset Value. In the event that prior to the time such acquisition is completed, the market price of such common stock plus commission equals or exceeds the Net Asset Value, or in the event that such market purchases are unable to be completed by the end of the Trading Period, then the balance of the distribution shall be completed by issuing additional shares at Net Asset Value. The reinvestment price is then determined by the weighted average price per share, including trading fees, of the shares issued by the Fund and/or acquired by the Plan Administrator in connection with that transaction.

     Participating stockholders may also make additional cash investments (minimum $50 and maximum $10,000 per month) to acquire additional shares of the Fund. Please note, however, that these additional shares will be purchased at market value plus brokerage commission (without regard to net asset value) per share. The transaction price of shares and fractional shares acquired on the open market for each participant’s account in connection with the Plan shall be determined by the weighted average price per share, including trading fees, of the shares acquired by the Plan Administrator in connection with that transaction.

     A registered stockholder may join the Plan by completing an Enrollment Form from the Plan Administrator. The Plan Administrator will hold the shares acquired through the Plan in book-entry form, unless you request share certificates. If your shares are registered with a broker, you may still be able to participate in the Fund’s Dividend Reinvestment and Cash Purchase Plan. Please contact your broker about how to reregister your shares through the Direct Registration System (“DRS”) and to inquire if there are any fees which may be charged by the broker to your account.

     The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends or distributions, even though the stockholder does not receive the cash.

10	Third Quarter Report September 30, 2008

     A stockholder may elect to withdraw from the Plan at any time on prior written notice, and receive future dividends and distributions in cash. There is no penalty for withdrawal from the Plan and stockholders who have withdrawn from the Plan may rejoin in the future. In addition, you may request the Plan Administrator to sell all or a portion of your shares. When your shares are sold, you will receive the proceeds less a service charge of $15.00 and trading fees of $0.02 per share. The Plan Administrator will generally sell your shares on the day your request is received in good order, however the Plan Administrator reserves the right to take up to 5 business days to sell your shares. Shares will be aggregated by the Plan Administrator with the shares of other participants selling their shares that day and sold on the open market. A participant will receive the weighted average price minus trading fees and service charges of all liquidated shares sold by the Plan Administrator on the transaction date.

The Fund may amend the Plan at any time upon 30-days prior notice to participants.

     Additional information about the Plan may be obtained from the Plan Administrator by writing to BNY Mellon Shareowner Services, 480 Washington Blvd., Jersey City, NJ 07310, by telephone at (800) 624-4190 (option #1) or by visiting the Plan Administrator at www.bnymellon.com/shareowner.

OTHER IMPORTANT INFORMATION

How to Obtain a Copy of the Fund’s Proxy Voting Policies and Records

     A description of the policies and procedures that are used by the Fund’s investment adviser to vote proxies relating to the Fund’s portfolio securities is available (1) without charge, upon request, by calling (800) 624-4190; (2) on the Fund’s website at www.blu.com and (3) on the Fund’s Form N-CSR which is available on the U.S. Securities and Exchange Commission (“SEC”) website at www.sec.gov.

     Information regarding how the Fund’s investment adviser voted proxies relating to the Fund’s portfolio securities during the most recent 12-month period ended June 30 is available, (1) without charge, upon request by calling (800) 624-4190; (2) on the Fund’s website at www.blu.com and (3) on the SEC website at www.sec.gov.

Quarterly Portfolio Holdings

     The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. In addition, the Fund’s complete schedule of portfolio holdings for the first and third quarters of each fiscal year is available on the Fund’s website at www.blu.com.

1-800-624-4190 • www.blu.com	11

BLUE CHIP VALUE FUND, INC.

STATEMENT OF INVESTMENTS
September 30, 2008 (Unaudited)
			Market
	Shares	Cost	Value

COMMON STOCKS – 111.62%
BASIC MATERIALS – 3.47%
Forestry & Paper – 3.47%
Ball Corp.	87,140	$4,576,516	$3,441,159
International Paper Co.	24,400	691,145	638,792
		5,267,661	4,079,951
TOTAL BASIC MATERIALS		5,267,661	4,079,951

CAPITAL GOODS – 6.81%
Aerospace & Defense – 3.34%
General Dynamics Corp.	19,300	988,500	1,420,866
Raytheon Co.	46,800	1,676,515	2,504,268
		2,665,015	3,925,134
Farm Equipment – 1.15%
CNH Global N.V. - ADS (Netherlands)	61,300	2,402,223	1,351,052
Industrial Products – 2.32%
ITT Corp.	49,000	2,669,572	2,724,890
TOTAL CAPITAL GOODS		7,736,810	8,001,076

COMMERCIAL SERVICES – 6.70%
Business Products & Services – 3.60%
Quanta Services Inc.**	156,500	4,891,799	4,227,065
IT Services – 1.15%
Computer Sciences Corp.**	33,650	1,585,081	1,350,375
Transaction Processing – 1.95%
The Western Union Co.	92,900	1,710,955	2,291,843
TOTAL COMMERCIAL SERVICES		8,187,835	7,869,283

COMMUNICATIONS – 9.71%
Networking – 5.01%
Cisco Systems Inc.**	260,900	6,458,175	5,885,904
Telecomm Equipment & Solutions – 4.70%
Nokia Corp. - ADR (Finland)	50,630	826,080	944,250
QUALCOMM Inc.	106,400	4,527,012	4,572,008
		5,353,092	5,516,258
TOTAL COMMUNICATIONS		11,811,267	11,402,162

CONSUMER CYCLICAL – 15.09%
Apparel & Footwear Manufacturers – 3.12%
Nike Inc.	54,750	3,437,994	3,662,774
Clothing & Accessories – 2.11%
TJX Companies Inc.	81,300	1,871,890	2,481,276

12	Third Quarter Report September 30, 2008

STATEMENT OF INVESTMENTS (cont’d.)
			Market
	Shares	Cost	Value

Hotels & Gaming – 1.68%
Starwood Hotels & Resorts Worldwide Inc.	70,200	$2,964,536	$1,975,428
Internet – 1.22%
Expedia Inc.**	94,700	2,665,192	1,430,917
Publishing & Media – 2.64%
Walt Disney Co.	101,100	2,533,941	3,102,759
Restaurants – 2.74%
Darden Restaurants Inc.	112,240	3,111,435	3,213,431
Specialty Retail – 1.58%
Best Buy Co. Inc.	49,300	2,122,036	1,848,750
TOTAL CONSUMER CYCLICAL		18,707,024	17,715,335

CONSUMER STAPLES – 10.14%
Consumer Products – 3.80%
Colgate Palmolive Co.	59,300	3,360,379	4,468,255
Food & Agricultural Products – 6.34%
Bunge Ltd.	18,900	816,104	1,194,102
Campbell Soup Co.	73,500	2,395,771	2,837,100
Unilever N.V. (Netherlands)	121,100	4,282,197	3,410,176
		7,494,072	7,441,378
TOTAL CONSUMER STAPLES		10,854,451	11,909,633

ENERGY – 13.79%
Exploration & Production – 6.84%
Occidental Petroleum Corp.	64,080	1,824,272	4,514,436
XTO Energy Inc.	75,537	1,858,249	3,513,981
		3,682,521	8,028,417
Integrated Oils – 2.93%
Marathon Oil Corp.	86,300	2,546,892	3,440,781
Oil Services – 4.02%
Transocean Inc.**	42,949	2,572,702	4,717,518
TOTAL ENERGY		8,802,115	16,186,716

INTEREST RATE SENSITIVE – 13.10%
Insurance – 1.66%
The Travelers Cos. Inc.	43,100	2,216,802	1,948,120
Integrated Financial Services – 2.73%
JPMorgan Chase & Co.	68,700	2,923,777	3,208,290
Money Center Banks – 2.47%
Bank of America Corp.	82,900	3,102,554	2,901,500
Property Casualty Insurance – 1.56%
ACE Ltd. (Cayman Islands)	33,700	1,884,583	1,824,181

1-800-624-4190 • www.blu.com	13

STATEMENT OF INVESTMENTS (cont’d.)
			Market
	Shares	Cost	Value

Securities & Asset Management – 4.68%
Invesco Ltd.	115,800	$2,828,748	$2,429,484
Legg Mason Inc.	16,300	759,470	620,378
State Street Corp.	43,000	2,684,453	2,445,840
		6,272,671	5,495,702

TOTAL INTEREST RATE SENSITIVE		16,400,387	15,377,793

MEDICAL & HEALTHCARE – 12.01%
Medical Technology – 3.67%
Zimmer Holdings Inc.**	66,800	4,680,017	4,312,608
Pharmaceuticals – 8.34%
Abbott Laboratories	109,300	4,588,642	6,293,494
Amgen Inc.**	59,000	3,382,769	3,496,930
		7,971,411	9,790,424

TOTAL MEDICAL & HEALTHCARE		12,651,428	14,103,032

TECHNOLOGY – 14.73%
Computer Software – 3.36%
Microsoft Corp.	123,600	3,288,432	3,298,884
Symantec Corp.**	32,800	623,469	642,224
		3,911,901	3,941,108
PC’s & Servers – 5.50%
Dell Inc.**	38,500	625,309	634,480
International Business Machines Corp.	49,800	4,015,749	5,824,608
		4,641,058	6,459,088
Semiconductors – 5.87%
Altera Corp.	166,400	3,218,827	3,441,152
Intel Corp.	184,600	3,627,242	3,457,558
		6,846,069	6,898,710

TOTAL TECHNOLOGY		15,399,028	17,298,906

TRANSPORTATION – 3.62%
Railroads – 3.62%
Norfolk Southern Corp.	64,200	2,277,054	4,250,682

TOTAL TRANSPORTATION		2,277,054	4,250,682

UTILITIES – 2.45%
Regulated Electric – 2.45%
PPL Corp.	77,650	3,643,581	2,874,603

TOTAL UTILITIES		3,643,581	2,874,603
TOTAL COMMON STOCKS		121,738,641	131,069,172

14	Third Quarter Report September 30, 2008

STATEMENT OF INVESTMENTS (cont’d.)
			Market
	Shares	Cost	Value

SHORT TERM INVESTMENTS – 0.28%
Fidelity Institutional Money
Market Government Portfolio -
Class I (7 Day Yield 2.00%)	326,610	$326,610	$326,610
TOTAL SHORT TERM INVESTMENTS		326,610	326,610

TOTAL INVESTMENTS	111.90%	$122,065,251	$131,395,782
Liabilities in Excess of Other Assets	(11.90)%		(13,976,816)
NET ASSETS	100.00%		$117,418,966

**Non-income producing security
ADR - American Depositary Receipt
ADS - American Depositary Shares

COUNTRY BREAKDOWN
As of September 30, 2008 (Unaudited)
	Market
Country	Value	%

United States	$123,866,123	105.49%
Netherlands	4,761,228	4.06%
Cayman Islands	1,824,181	1.55%
Finland	944,250	0.80%
Total Investments	$131,395,782	111.90%
Liabilities in Excess of Other Assets	(13,976.816)	(11.90%)
Net Assets	$117,418,966	100.00%

Please note the country classification is based on the company headquarters. All of the Fund’s investments are traded on U.S. exchanges.

See accompanying notes to financial statements.

1-800-624-4190 • www.blu.com	15

BLUE CHIP VALUE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2008 (Unaudited)

ASSETS
Investments at market value (cost $122,065,251)	$131,395,782
Receivable for securities sold	1,897,429
Dividends and interest receivable	107,409
Other assets	7,124
TOTAL ASSETS	133,407,744

LIABILITIES
Loan payable to bank (Note 5)	13,125,000
Interest due on loan payable to bank	25,596
Payable for investment securities purchased	2,707,260
Advisory fee payable	64,335
Administration fee payable	8,781
Accrued Compliance Officer fees	3,864
Accrued expenses and other liabilities	53,942
TOTAL LIABILITIES	15,988,778
NET ASSETS	$117,418,966

COMPOSITION OF NET ASSETS
Capital stock, at par	$284,639
Paid-in-capital	121,254,919
Undistributed net investment income	247,048
Accumulated net realized loss	(6,585,161)
Net unrealized appreciation on investments	9,330,531
Undesignated distributions (Note 1)	(7,113,010)
NET ASSETS	$117,418,966

SHARES OF COMMON STOCK OUTSTANDING
(100,000,000 shares authorized at $0.01 par value)	28,463,912

Net asset value per share	$4.13

See accompanying notes to financial statements.

16	Third Quarter Report September 30, 2008

BLUE CHIP VALUE FUND, INC.

STATEMENT OF OPERATIONS
For the Nine Months Ended September 30, 2008 (Unaudited)

INCOME
Dividends (net of foreign withholding taxes
of $29,824)	$1,621,388
Interest	12,091
TOTAL INCOME		$1,633,479

EXPENSES
Investment advisory fee (Note 4)	632,388
Administrative services fee (Note 4)	78,817
Interest on outstanding loan payable to bank	313,139
Stockholder reporting	113,602
Directors’ fees	63,600
Legal fees	62,141
Transfer agent fees	36,577
Audit and tax preparation fees	21,860
NYSE listing fees	20,843
Insurance and fidelity bond	16,146
Chief Compliance Officer fees	16,114
Custodian fees	7,191
Other	4,013
TOTAL EXPENSES		1,386,431
NET INVESTMENT INCOME		247,048
REALIZED AND UNREALIZED
LOSS ON INVESTMENTS
Net realized loss on investments		(4,990,133)
Change in net unrealized appreciation or
depreciation of investments		(22,958,848)
NET REALIZED AND UNREALIZED LOSS
ON INVESTMENTS		(27,948,981)
NET DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS		$(27,701,933)

See accompanying notes to financial statements.

1-800-624-4190 • www.blu.com	17

BLUE CHIP VALUE FUND, INC

STATEMENTS OF CHANGES IN NET ASSETS
	For the	For the
	Nine Months Ended	Year Ended
	September 30,	December 31,
	2008*	2007
Increase/(decrease) in net assets
from operations:
Net investment income	$247,048	$411,499
Net realized gain/(loss) on investments	(4,990,133)	5,229,902
Change in net unrealized appreciation
or depreciation of investments	(22,958,848)	(222,134)
	(27,701,933)	5,419,267

Decrease in net assets from distributions
to stockholders from:
Net investment income	—	(411,499)
Net realized gain on investments	—	(5,980,234)
Return of capital	—	(10,012,387)
Undesignated (Note 1)	(7,113,010)	—
	(7,113,010)	(16,404,120)

Increase in net assets from common
stock transactions:
Net asset value of common stock issued to
stockholders from reinvestment of dividends
(29,014 and 412,794 shares issued, respectively)	142,459	2,412,947
	142,459	2,412,947

NET DECREASE IN NET ASSETS	(34,672,484)	(8,571,906)

NET ASSETS
Beginning of year	152,091,450	160,663,356
End of year (including (undistributed net
investment income of $247,048 and $0,
respectively)	$117,418.966	$152,091,450

*Unaudited

See accompanying notes to financial statements.

18	Third Quarter Report September 30, 2008

BLUE CHIP VALUE FUND, INC.

STATEMENT OF CASH FLOWS
For the Nine Months Ended September 30, 2008 (Unaudited)

Cash Flows from Operating Activities
Net decrease in net assets from operations	$(27,701,933)
Adjustments to reconcile net decrease in net
assets from operations to net cash provided
by operating activities:
Purchase of investment securities	(30,991,446)
Proceeds from disposition of investment securities	37,608,933
Net purchase of short-term investment securities	(74,212)
Proceeds from class-action litigation settlements	45,583
Net realized loss from securities investments	4,990,133
Net change in unrealized appreciation
on investments	22,958,848
Decrease in receivable for securities sold	537,050
Decrease in dividends and interest receivable	160,137
Decrease in other assets	3,321
Increase in payable for securities purchased	2,707,260
Decrease in advisory fee payable	(18,255)
Decrease in administrative fee payable	(1,216)
Decrease in accrued Compliance Officer fees	(594)
Decrease in other accrued expenses and payables	(42,172)
Net cash provided by operating activities	10,181,437

Cash Flows from Financing Activities
Proceeds from bank borrowing	5,645,000
Repayment of bank borrowing	(4,875,000)
Cash distributions paid	(10,951,437)
Net cash used in financing activities	(10,181,437)

Net increase in cash	0
Cash, beginning balance	0
Cash, ending balance	0

Supplemental disclosure of cash flow information:
Cash paid during the period for interest from bank borrowing: $330,852.
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $142,459.

See accompanying notes to financial statements.

1-800-624-4190 • www.blu.com	19

BLUE CHIP VALUE FUND, INC.

FINANCIAL HIGHLIGHTS
Nine Months
Ended
Per Share Data	September 30,
(for a share outstanding throughout each period)	2008(1)

Net asset value – beginning of period	$5.35
Investment operations(2)
Net investment income	0.01
Net gain/(loss) on investments	(0.98)
Total from investment operations	(0.97)

Distributions
From net investment income	—
From net realized gains on investments	—
Return of capital	—
Undesignated	(0.25)
Total distributions	(0.25)

Net asset value, end of period	$4.13
Per share market value, end of period	$3.46
Total investment return(3) based on:
Market Value	(29.9%)(4)
Net Asset Value	(18.5%)(4)

Ratios/Supplemental data:
Ratio of total expenses to average net assets(5)	1.33%(6)
Ratio of net investment income to average net assets	0.24%(6)
Ratio of total distributions to average net assets	6.80%(7)
Portfolio turnover rate(8)	20.34%
Net assets – end of period (in thousands)	$117,419

See accompanying notes to financial statements.
(1)	Unaudited.
(2)	Per share amounts calculated based on average shares outstanding during the period.
(3)	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Rights offerings, if any, are assumed for purposes of this calculation to be fully subscribed under the terms of the rights offering. Please note that the Fund’s total investment return does not reflect the deduction of taxes that a stockholder would pay on Fund distributions or the sale of Fund shares. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on the net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

20	Third Quarter Report September 30, 2008

	For the year ended December 31,
2007	2006	2005	2004	2003
$5.73	$5.62	$5.76	$5.58	$4.85

0.01	0.02	0.01	0.03	0.01
0.19	0.67	0.42	0.71	1.23
0.20	0.69	0.43	0.74	1.24

(0.02)	(0.02)	(0.02)	(0.03)	(0.01)
(0.21)	(0.13)	(0.11)	(0.53)	—
(0.35)	(0.43)	(0.44)	—	(0.50)
—	—	—	—	—
(0.58)	(0.58)	(0.57)	(0.56)	(0.51)
$5.35	$5.73	$5.62	$5.76	$5.58
$5.21	$5.96	$6.31	$6.68	$6.14

(3.3%)	4.6%	3.7%	19.2%	46.9%
3.3%	12.9%	7.1%	13.1%	26.4%

1.34%	1.36%	1.33%	1.12%	1.13%
0.25%	0.32%	0.21%	0.57%	0.27%
10.04%	10.25%	10.13%	10.16%	10.07%
40.03%	36.54%	40.96%	115.39%	52.58%
$152,091	$160,663	$155,208	$156,903	$150,057

(4)	Total returns for the periods less than one year are not annualized.
(5)	For the period ended September 30, 2008 and the years ended December 31, 2007, 2006, 2005 and 2004, the ratio of total expenses to average net assets excluding interest expense was 1.03%, 0.93%, 0.92%, 0.97% and 0.99%, respectively. For 2003 the interest expense was less than 0.01%.
(6)	Annualized.
(7)	Due to the timing of the quarterly ex-distribution dates, only two quarterly distributions were recorded during the nine months ended September 30, 2008. Please see Note 7 on page 27 concerning details for the October 2008 distribution.
(8)	A portfolio turnover rate is the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding short-term investments) for the year and dividing it by the monthly average of the market value of the portfolio securities during the year. Purchases and sales of investment securities (excluding short-term securities) for the nine months ended September 30, 2008 were $30,991,446 and $37,608,933, respectively.

1-800-624-4190 • www.blu.com	21

BLUE CHIP VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS
September 30, 2008 (Unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     Blue Chip Value Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation – All securities of the Fund are valued as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4:00 p.m. (Eastern Time), on each day that the NYSE is open. Listed securities are generally valued at the last sales price as of the close of regular trading on the NYSE. Securities traded on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) are generally valued at the NASDAQ Official Closing Price (“NOCP”). In the absence of sales and NOCP, such securities are valued at the mean of the bid and asked prices.

     Securities having a remaining maturity of 60 days or less are valued at amortized cost which approximates market value.

     When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued at fair value determined in good faith by or under the direction of the Board of Directors. Factors which may be considered when determining the fair value of a security include (a) the fundamental data relating to the investment; (b) an evaluation of the forces which influence the market in which the security is sold, including the liquidity and depth of the market; (c) the market value at date of purchase; (d) information as to any transactions or offers with respect to the security or comparable securities; and (e) any other relevant matters.

Investment Transactions – Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are determined on the “specific identification” basis for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income, which includes interest earned on money market funds, is accrued and recorded daily.

Federal Income Taxes – The Fund intends to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its stockholders. Therefore, no provision has been made for federal income taxes.

22	Third Quarter Report September 30, 2008

     The Fund intends to elect to defer to its fiscal year ending December 31, 2008 approximately $724,755 of losses recognized during the period from November 1, 2007 to December 31, 2007.

Classification of Distributions to Shareholders – Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

The tax character of the distributions paid was as follows:
	Nine Months Ended	Year Ended
	September 30,	December 31,
	2008	2007
Distributions paid from:
Ordinary income	$—	$411,499
Long-term capital gain	—	5,980,234
Return of capital	—	6,031,501
Undesignated	7,113,010	—
Total	$7,113,010	$12,423,234

As of September 30, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed net investment income		$247,048
Accumulated net realized loss		(6,585,161)
Net unrealized appreciation		9,330,531
Total		$2,992,418

     The difference between book basis and tax basis is attributable to the tax deferral of losses on wash sales and corporate actions.

Distributions to Stockholders – Distributions to stockholders are recorded on the ex-dividend date.

     The Fund currently maintains a “managed distribution policy” which distributes at least 2.5% of its net asset value quarterly to its stockholders. These fixed distributions are not related to the amount of the Fund’s net investment income or net realized capital gains or losses and will be classified to conform to the tax reporting requirements of the Internal Revenue Code.

     Denver Investment Advisors LLC (“DenverIA”) generally seeks to minimize realized capital gain distributions without generating capital loss carryforwards. As such, if the Fund’s total distributions required by the fixed payout policy for the year exceed the Fund’s “current and accumulated earnings and profits,” the excess will be treated as non-taxable return of capital, reducing the stockholder’s adjusted basis in his or her shares. Although capital loss carryforwards may offset any current year net realized capital gains, such amounts do not reduce the Fund’s “current earnings and profits.” Therefore, to the extent that current year net realized capital gains are offset by capital loss carryforwards, such excess distributions would be classified as taxable ordinary income rather than non-taxable return of capital. In this situation, the Fund’s Board of Directors would consider that factor, among others, in determining whether to retain, alter or eliminate the “managed distribution policy.” The Fund’s distribution policy may be changed or terminated at the discretion of the Fund’s Board of Directors. At this time, the Board of Directors has no plans to change or terminate the current policy.

1-800-624-4190 • www.blu.com	23

Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and disclosures made in the accompanying notes to the financial statements. Actual results could differ from those estimates.

2. FAS 157 MEASUREMENTS

     The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective January 1, 2008. FAS 157 defines fair value, establishes a three-tier hierarchy to measure fair value based on the extent of use of “observable inputs” as compared to “unobservable inputs” for disclosure purposes and requires additional disclosures about these valuations measurements. Inputs refer broadly to the assumptions that market participants would use in pricing a security. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the security developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the security developed based on the best information available in the circumstances.

   The three-tier hierarchy is summarized as follows:

Level 1 – quoted prices in active markets for identical investments.

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

24	Third Quarter Report September 30, 2008

The following is a summary of the inputs used as of September 30, 2008 in valuing the Fund’s assets:
Other
Financial
Instruments* –
	Investments in	Unrealized
	Securities at	Appreciation
Valuation Inputs	Value	(Depreciation)

Level 1 – Quoted Prices	$131,395,782	$—
Level 2 – Other Significant Observable Inputs	$—	$—
Level 3 – Significant Unobservable Inputs	$—	$—
Total	$131,395,782	$—

*Other financial instruments include futures, forwards and swap contracts.

     All securities of the Fund were valued using Level 1 inputs during the nine months ended September 30, 2008. Thus, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3. UNREALIZED APPRECIATION AND DEPRECIATION OF
INVESTMENTS (TAX BASIS)

As of September 30, 2008:
Gross appreciation (excess of value over tax cost)	$19,141,830
Gross depreciation (excess of tax cost over value)	(10,521,565)
Net unrealized appreciation	$8,620,265
Cost of investments for income tax purposes	$122,775,517

4. INVESTMENT ADVISORY AND ADMINISTRATION SERVICES

     The Fund has an Investment Advisory Agreement with Denver Investment Advisors LLC (“DenverIA”), whereby an investment advisory fee is paid to DenverIA based on an annual rate of 0.65% of the Fund’s average weekly net assets up to $100,000,000 and 0.50% of the Fund’s average weekly net assets in excess of $100,000,000. The management fee is paid monthly based on the average of the net assets of the Fund computed as of the last business day the New York Stock Exchange is open each week. Certain officers and a director of the Fund are also officers of DenverIA.

     ALPS Fund Services, Inc. (“ALPS”) and DenverIA serve as the Fund’s co-administrators. The Administrative Agreement includes the Fund’s administrative and fund accounting services. The administrative services fee is based on the current annual rate for ALPS and DenverIA, respectively, of 0.0955% and 0.01% of the Fund’s average daily net assets up to $75,000,000, 0.05%, and 0.005% of the Fund’s average daily net assets between $75,000,000 and $125,000,000, and 0.03% and 0.005% of the Fund’s average daily net assets in excess of $125,000,000 plus certain out-of-pocket expenses. The administrative service fee is paid monthly.

1-800-624-4190 • www.blu.com	25

     Prior to April 1, 2008, the administrative services fee for ALPS was an annual rate of 0.0855% of the Fund’s average daily net assets up to $75,000,000, 0.0400% of the Fund’s average daily net assets between $75,000,000 and $125,000,000 and 0.0200% of the Fund’s average daily net assets in excess of $125,000,000. DenverIA’s administrative services fee remains unchanged.

     The Directors have appointed a Chief Compliance Officer who is also Treasurer of the Fund and an employee of DenverIA. The Directors agreed that the Fund would reimburse DenverIA a portion of his compensation for his services as the Fund’s Chief Compliance Officer.

5. LOAN OUTSTANDING

     The Fund has a line of credit with The Bank of New York Mellon (“BONY”) in which the Fund may borrow up to the lesser of $15,000,000 or the maximum amount the Fund is permitted to borrow under the Investment Company Act of 1940. The interest rate resets daily at overnight Federal Funds Rate plus 0.825%. The borrowings under the BONY loan are secured by a perfected security interest on all of the Fund’s assets.

Details of the loan outstanding are as follows:
		Average for the
	As of	Period Ended
	September 30,	September 30,
	2008	2008
Loan outstanding	$13,125,000	$12,739,124
Interest rate	1.56%*	2.40%
% of Fund’s total assets	9.84%	9.55%
Amount of debt per share outstanding	$0.46	$0.45
Number of shares outstanding (in thousands)	28,464	28,452**

**Annualized
**Weighted average

26	Third Quarter Report September 30, 2008

6. NEW ACCOUNTING PRONOUNCEMENTS

     Effective January 2, 2007, the Fund adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”) “Accounting for Uncertainty in Income Taxes,” which requires that the financial statement effects of a tax position taken or expected to be taken in a tax return be recognized in the financial statements when it is more likely than not, based on the technical merits, that the position will be sustained upon examination. Management has concluded that the Fund has taken no uncertain tax positions that require adjustment to the financial statements to comply with the provisions of FIN 48. The Fund files income tax returns in the U.S. federal jurisdiction and the State of Colorado. For the years ended December 31, 2004 through December 31, 2006, the Fund’s federal and Colorado returns are still open to examination by the appropriate taxing authority. However, to management’s knowledge there are currently no federal or Colorado income tax returns under examination.

     In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about Funds’ derivative and hedging activities. Management of the Fund currently believes that SFAS 161 will have no impact on the Fund’s financial statements.

7. SUBSEQUENT EVENT

     The Fund declared a distribution of $0.10 per share on October 1, 2008. The distribution is payable on October 24, 2008. Of the total distribution, approximately $0.0018 represents net investment income for the quarter ended September 30, 2008 and the remaining undesignated portion is paid from capital surplus. If the Fund’s total distributions for the year exceed its net investment income and net realized capital gains for the year, all or a portion of the undesignated distributions may constitute a non-taxable return of capital. A return of capital distribution would not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of the year and may be subject to changes based on tax regulations.

1-800-624-4190 • www.blu.com	27

NOTES

28	Third Quarter Report September 30, 2008

BOARD OF DIRECTORS
Kenneth V. Penland, Chairman
Todger Anderson, Director
Lee W. Mather, Jr, Director
Richard C. Schulte, Director
Roberta M. Wilson, Director
OFFICERS
Kenneth V. Penland, Chairman
Todger Anderson, President
Mark M. Adelmann, Vice President
Nancy P. O’Hara, Secretary
Jasper R. Frontz, Treasurer, Chief Compliance Officer

Investment Adviser/Co-Administrator
Denver Investment Advisors LLC
1225 17th Street, 26th Floor
Denver, CO 80202

Stockholder Relations
(800) 624-4190 (option #2)
e-mail: blu@denveria.com

Custodian
The Bank of New York Mellon
One Wall Street
New York, NY 10286

Co-Administrator
ALPS Fund Services, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

Transfer Agent Dividend Reinvestment Plan Agent (Questions regarding your Account)
BNY Mellon Shareowner Services
480 Washington Blvd.
Jersey City, NJ 07310 (800) 624-4190 (option #1)
www.melloninvestor.com
NYSE Symbol—BLU www.blu.com